UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant	☒
Filed by a party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Capitalworks Emerging Markets Acquisition Corp

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 27, 2024

Capitalworks Emerging Markets Acquisition Corp

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41008	98-1598114
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1345 Avenue of the Americas, 11th Floor

New York, New York 10105

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (202) 320-4822

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, par value $0.0001 per share, and one-half of one redeemable warrant	CMCAU	The Nasdaq Stock Market LLC

Class A ordinary shares, par value $0.0001 per share	CMCA	The Nasdaq Stock Market LLC

Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	CMCAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On February 27, 2024, Capitalworks Emerging Markets Acquisition Corp (the “Company”) and the Company’s sponsor, CEMAC Sponsor LP (the “Sponsor”), entered into non-redemption agreements (the “Non-Redemption Agreements”) with certain unaffiliated third parties (each, a “Holder,” and collectively, the “Holders”) in exchange for the Holders agreeing not to seek redemption, or to reverse previously submitted redemption demands with respect to an aggregate of 1,025,000  Class A ordinary shares, par value $0.0001 per share (the “Class A ordinary shares”), of the Company sold in its initial public offering, in connection with the Company’s extraordinary meeting in lieu of an annual general meeting of shareholders (the “Meeting”) to, among other things, approve an amendment to the Company’s amended and restated memorandum and articles of association (as amended, the “Charter”) to extend the date by which the Company must consummate an initial business combination from March 3, 2024 to March 3, 2025 (the “Extension”) and (ii) permit the Company’s board of directors, in its sole discretion, to elect to wind up the Company’s operations on a date earlier than March 3, 2025 (including prior to March 3, 2024) (together, the “Charter Amendments”). In consideration of the foregoing Non-Redemption Agreements, immediately prior to, and substantially concurrently with, the closing of an initial business combination, (i) the Sponsor (or its designees) will surrender and forfeit to the Company for no consideration an aggregate of 76,875  Class A ordinary shares (which were converted from the Class B ordinary shares of the Company, par value $0.0001 per share) (the “Founder Shares” and such Founder Shares to be surrendered and forfeited, the “Forfeited Shares”), commencing on March 3, 2024 and on a quarterly basis on the 5th day of each subsequent quarter thereafter until the earlier of March 3, 2025 or the consummation of the Company’s initial business combination, up to an aggregate of 307,500  Founder Shares and (ii) the Company shall issue to the Holders a number of Class A ordinary shares equal to the number of Forfeited Shares.

The Company estimates that as of February 27, 2024, the pro rata portion of the funds available in the Company’s trust account (the “Trust Account”), for the redemption of the Class A ordinary shares sold as part of the Company’s units in its initial public offering (whether they were purchased in the initial public offering or thereafter in the open market), will be approximately $11.07 per share (which may be adjusted prior to redemptions for tax withholdings, if any, and accrued interest).

The Non-Redemption Agreements are not expected to increase the likelihood that the Charter Amendments are approved by Company’s shareholders but are expected to increase the amount of funds that remain in the Trust Account following the Meeting.

The foregoing summary of the Non-Redemption Agreements does not purport to be complete and is qualified in its entirety by reference to the form of Non-Redemption Agreement filed herein as Exhibit 10.1 and incorporated herein by reference.

Shareholders may withdraw redemptions with respect to the Extension at any time prior to the Meeting. Shareholders may request to withdraw their redemption by contacting the Company’s transfer agent, Continental Stock Transfer & Trust Company, at 1 State Street, 30th Floor, New York, New York 10004, Attn: SPAC Redemptions (e-mail: spacredemptions@continentalstock.com).

Forward-Looking Statements

This Current Report on Form 8-K (the “Report”) includes forward-looking statements that involve risks and uncertainties. Forward-looking statements are statements that are not historical facts. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. These forward-looking statements and factors that may cause such differences include, without limitation, uncertainties relating to the Company’s shareholder approval of the Charter Amendments, its expectation that the Non-Redemption Agreements will increase the amount remaining in the Trust Account following the Meeting, its inability to complete an initial business combination within the required time period and other risks and uncertainties indicated from time to time in filings with the Securities and Exchange Commission (the “SEC”), including the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2023 under the heading “Risk Factors” and other documents the Company has filed, or to be filed, with the SEC. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based.

Participants in the Solicitation

The Company and its directors, executive officers, other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies from the shareholders of the Company in favor of the approval of the Charter Amendments. Investors and shareholders may obtain more detailed information regarding the names, affiliations and interests of the Company’s directors and officers in the definitive proxy statement dated February 16, 2024, as supplemented to date (the “Extension Proxy Statement”), which may be obtained free of charge from the sources indicated below.

No Offer or Solicitation

This Report shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Charter Amendments. This communication shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Additional Information and Where to Find It

The Company urges investors, shareholders and other interested persons to read the Extension Proxy Statement as well as other documents filed by the Company with the SEC, because these documents will contain important information about the Company and the Charter Amendments. Shareholders may obtain copies of the Extension Proxy Statement, without charge, at the SEC’s website at www.sec.gov or by directing a request to the Company’s proxy solicitor: Advantage Proxy, Inc., PO Box 10904, Yakima, WA 98909, Attn: Karen Smith, e-mail: ksmith@advantageproxy.com.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
10.1	Form of Non-Redemption Agreement.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Capitalworks Emerging Markets Acquisition Corp

Date: February 28, 2024	By:	/s/ Roberta Brzezinski
		Name:	Roberta Brzezinski
		Title:	Chief Executive Officer

Exhibit 10.1

FORM OF NON-REDEMPTION AGREEMENT

This Non-Redemption Agreement (“Agreement”) dated February 27, 2024, by and among the entities listed on Exhibit A (collectively, the “Holder”), CEMAC Sponsor LP, a Cayman Islands exempted limited partnership (the “Insider”), and Capitalworks Emerging Markets Acquisition Corp, a Cayman Islands exempted company (the “Company”).

RECITALS:

A. The Company will hold an extraordinary meeting in lieu of an annual general meeting of shareholders (the “Meeting”) to consider and act upon, among other things, a proposal (the “Extension Proposal”) to extend the time the Company has to consummate an initial business combination (the “Business Combination”) from March 3, 2024 to March 3, 2025 (the “Extension”).

B. The Holder is willing not to request redemption in connection with the Extension, or to reverse any previously submitted redemption demand, of certain of the Class A ordinary shares, par value $0.0001 per share, of the Company (the “Class A Ordinary Shares”) issued in the Company’s initial public offering held by such Holder upon the terms set forth herein.

IT IS AGREED:

1. Non-Redemption. The Holder hereby agrees either not to request redemption in connection with the Extension or to reverse any previously submitted redemption demand in connection with the Extension, with respect to the aggregate number of Class A Ordinary Shares held by the Holder as set forth on Exhibit A hereto (“Non-Redeemed Shares”); provided that in no event will Holder be required to hold a number of Class A Ordinary Shares representing in excess of 9.9% of the total number of Class A Ordinary Shares of the Company outstanding following the effectuation of the Extension Proposal. The Holder hereby agrees to furnish proofs satisfactory to the Company demonstrating ownership of Non-Redeemed Shares in connection with the Extension. The Non-Redeemed Shares held by the Holder shall not be subject to any transfer restrictions other than with respect to this Section 1, and the Holder shall have no obligation to hold any Class A Ordinary Shares following the date of the Meeting. Nothing in this Agreement is intended to restrict or prohibit the Holder’s ability to redeem any Class A Ordinary Shares other than the Non-Redeemed Shares in connection with the Meeting. The Company shall provide the Holder with the final number of Class A Ordinary Shares prior to the Extension, no later than 9:00 AM Eastern Time on the day prior to the Meeting (or such earlier time as necessary to allow Holder the reasonable opportunity to redeem additional shares or reverse any previously submitted redemption demand in connection with the Extension).

2. Forfeiture of Founder Shares and Issuance of Class A Ordinary Shares.

(a) In consideration of the agreement set forth in Section 1 hereof, immediately prior to, and substantially concurrently with, the closing of a Business Combination (“Closing”):

(i) the Insider (or its designees) will surrender and forfeit (the “Insider Forfeiture”) to the Company for no consideration the aggregate number of Class A Ordinary Shares (which were converted from the Class B ordinary shares of the Company, par value $0.0001 per share) held by the Insider (or its designees) (the “Founder Shares” and such Founder Shares to be surrendered and forfeited, the “Forfeited Shares”), equal to 7.5% of the number of the Non-Redeemed Shares as set forth on Exhibit A, commencing on March 3, 2024 and on a quarterly basis on the 5th day of each subsequent quarter thereafter until the earlier of March 3, 2025 or the consummation of a Business Combination, up to an aggregate of 30% of the Non-Redeemed Shares; and

(ii) the Company shall issue (the “Share Issuance”) to the Holder an aggregate number of Class A Ordinary Shares equal to the Forfeited Shares. The Class A Ordinary Shares shall be issued directly to the Holder in book-entry form on the books and records of the Company’s transfer agent electronically via the Direct Registration System of the Depository Trust Company or in such other manner as the Insider, the Company and the Holder shall agree upon Closing.

(b) In connection with the Share Issuance pursuant to Section 2(a), the Holder shall be entitled to the registration rights set forth in that certain Registration Rights Agreement, dated as of November 30, 2021 (the “Registration Rights Agreement”), among the Insider, the Company and the other parties thereto in respect of all shares held by Holder, and the Company, the Insider and the Holder shall execute a joinder thereto whereby the Holder shall become a “Holder” (as defined therein) and the Class A Ordinary Shares acquired in the Share Issuance shall be “Registrable Securities” (as defined therein). The Holder’s securities will not become subject to any earn-outs, forfeitures, transfers, surrenders, claw-backs, disposals, exchanges, restrictions, amendments or similar arrangements as a result of joining the Registration Rights Agreement.

(c) The Holder shall not be required to forfeit, transfer or refrain from transferring any Class A Ordinary Shares received by it pursuant to Section 2. The Insider and the Company acknowledge and agree that except as provided herein, the Forfeited Shares shall not be subject to any earn-outs, forfeitures, transfers, surrenders, claw-backs, disposals, exchanges, restrictions, amendments or similar arrangements in connection with the Business Combination or otherwise, and the Insider and the Company acknowledge and agree that any Class A Ordinary Shares received by the Holder in the Share Issuance shall not be changed as a result of or subject to any earn-outs, forfeitures, transfers, restrictions, amendments or other arrangements agreed to by the Insider with respect to its other Founder Shares.

(d) If at any time the number of outstanding Class A Ordinary Shares of the Company is increased or decreased by a consolidation, combination, split or reclassification of the Class A Ordinary Shares or other similar event, then, as of the effective date of such consolidation, combination, split, reclassification or similar event, all share numbers referenced in this Agreement shall be adjusted in proportion to such increase or decrease in outstanding Class A Ordinary Shares of the Company.

3. Representations of the Holder. The Holder hereby represents and warrants to the Insider and the Company that:

(a) The Holder, in making the decision to receive the Class A Ordinary Shares from the Company pursuant to this Agreement, has not relied upon any oral or written representations or assurances from the Insider or any of the Insider’s or the Company’s officers, directors, partners or employees or any other representatives or agents except as provided in this Agreement. The Holder further understands that no federal or state agency has passed upon or made any recommendation or endorsement of the acquisition of the Class A Ordinary Shares.

(b) This Agreement has been validly authorized, executed and delivered by the Holder and, assuming the due authorization, execution and delivery thereof by the other parties hereto, is a valid and binding agreement enforceable against the Holder in accordance with its terms, subject to the general principles of equity and to bankruptcy or other laws affecting the enforcement of creditors’ rights generally. The execution, delivery and performance of this Agreement by the Holder does not and will not conflict with, violate or cause a breach of, constitute a default under, or result in a violation of (i) any agreement, contract or instrument to which the Holder is a party which would prevent the Holder from performing its obligations hereunder or (ii) any law, statute, rule or regulation to which the Holder is subject.

(c) The Holder acknowledges that it has had the opportunity to review this Agreement and the transactions contemplated by this Agreement with the Holder’s own legal counsel and investment and tax advisors.

(d) The Holder is an “accredited investor” as such term is defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”), and acknowledges that the issuance of Class A Ordinary Shares contemplated hereby will be made in reliance on, among other things, a private placement exemption to “accredited investors” under the Securities Act and similar exemptions under state law.

(e) The Holder is acquiring the Class A Ordinary Shares solely for investment purposes, for such Holder’s own account (and/or for the account or benefit of its members or affiliates, as permitted), and not with a view to the distribution thereof in violation of the Securities Act and the Holder has no present arrangement to sell the Class A Ordinary Shares to be received hereunder to or through any person or entity except as may be permitted hereunder.

(f) The Holder is sophisticated in financial matters and able to evaluate the risks and benefits of the investment in the Class A Ordinary Shares. The Holder is aware that an investment in the Class A Ordinary Shares is highly speculative and subject to substantial risks. The Holder is cognizant of and understands the risks related to the acquisition of the Class A Ordinary Shares, including those restrictions described or provided for in this Agreement pertaining to transferability. The Holder is able to bear the economic risk of its investment in the Company for an indefinite period of time and able to sustain a complete loss of such investment.

(g) No broker, finder or intermediary has been paid or is entitled to a fee or commission from or by the Holder in connection with the acquisition of the Class A Ordinary Shares nor is the Holder entitled to or will accept any such fee or commission.

(h) The Holder understands that the Class A Ordinary Shares will be issued to the Holder in reliance on exemptions from the registration requirements under the Securities Act, and analogous provisions in the laws and regulations of various states, and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Holder set forth in this Agreement in order to determine the applicability of such provisions.

(i) The Holder acknowledges and understands the Class A Ordinary Shares are being offered in a transaction not involving a public offering in the United States within the meaning of the Securities Act and have not been registered under the Securities Act and, if in the future the Holder decides to offer, resell, pledge or otherwise transfer the Class A Ordinary Shares, such shares may be offered, resold, pledged or otherwise transferred only (A) pursuant to an effective registration statement filed under the Securities Act, (B) pursuant to an exemption from registration under Rule 144 promulgated under the Securities Act, if available, or (C) pursuant to any other available exemption from the registration requirements of the Securities Act, and in each case in accordance with any applicable securities laws of any state or any other jurisdiction. The Holder agrees that, if any transfer of the Class A Ordinary Shares or any interest therein is proposed to be made (other than pursuant to a registration statement or under Rule 144), as a condition precedent to any such transfer, the Holder may be required to deliver to the Company an opinion of counsel (including internal counsel) satisfactory to the Company that registration is not required with respect to the Class A Ordinary Shares to be transferred. Absent registration or another available exemption from registration, the Holder agrees it will not transfer the Class A Ordinary Shares.

4. Insider Representations. The Insider hereby represents and warrants to the Holder that:

(a) This Agreement has been validly authorized, executed and delivered by it and, assuming the due authorization, execution and delivery thereof by the other parties hereto, is a valid and binding agreement enforceable in accordance with its terms, subject to the general principles of equity and to bankruptcy or other laws affecting the enforcement of creditors’ rights generally. The execution, delivery and performance of this Agreement by the Insider does not and will not conflict with, violate or cause a breach of, constitute a default under, or result in a violation of (i) any agreement, contract or instrument to which the Insider is a party which would prevent the Insider from performing its obligations hereunder or (ii) any law, statute, rule or regulation to which the Insider is subject.

(b) The Insider (or its designees) is the beneficial owner of the Forfeited Shares, will continue to be the beneficial owner of the Forfeited Shares immediately prior to Closing and will surrender and forfeit the Forfeited Shares to the Company immediately after Closing free and clear of any liens, claims, security interests, options charges or any other encumbrance whatsoever, except for restrictions imposed by federal and state securities laws.

(c) Neither the Insider nor the Company has disclosed to the Holder material non-public information with respect to the Company or the Business Combination transaction.

(d) No Pending Actions. There is no action pending against the Insider or, to the Insider’s knowledge, threatened against the Insider, before any court, arbitrator, or governmental authority, which in any manner challenges or seeks to prevent, or enjoin or materially delay the performance by the Insider of its obligations under this Agreement.

(e) No General Solicitation. The Insider has not offered the Forfeited Shares by means of any general solicitation or general advertising within the meaning of Regulation D of the Securities Act, including but not limited to any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

(f) No broker, finder or intermediary has been paid or is entitled to a fee or commission from or by the Insider in connection with the issuance of the Class A Ordinary Shares to Holder pursuant to Section 2(a) hereof.

(g) The Insider understands and acknowledges that Holder is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Insider set forth in this Agreement in connection with the transactions contemplated hereby.

5. Company Representations. The Company hereby represents and warrants to the Holder that:

(a) This Agreement has been validly authorized, executed and delivered by it and, assuming the due authorization, execution and delivery thereof by the other parties hereto, is a valid and binding agreement enforceable in accordance with its terms, subject to the general principles of equity and to bankruptcy or other laws affecting the enforcement of creditors’ rights generally. The execution, delivery and performance of this Agreement by the Company does not and will not conflict with, violate or cause a breach of, constitute a default under, or result in a violation of (i) any agreement, contract or instrument to which the Company is a party which would prevent the Company from performing its obligations hereunder or (ii) any law, statute, rule or regulation to which the Company is subject.

(b) The Class A Ordinary Shares to be issued by the Company pursuant to this Agreement, when issued to the Holder, shall be (i) duly authorized, validly issued, fully paid and non-assessable shares and (ii) free and clear of any liens, claims, security interests, options charges or any other encumbrance whatsoever, except for restrictions imposed by federal and state securities laws.

(c) The Company has not disclosed to the Holder material non-public information with respect to the Company or the Business Combination transaction.

(d) No Pending Actions. There is no action pending against the Company or, to the Company’s knowledge, threatened against the Company, before any court, arbitrator, or governmental authority, which in any manner challenges or seeks to prevent, or enjoin or materially delay the performance by the Company of its obligations under this Agreement.

(e) No General Solicitation. The Company has not offered the shares to be issued in the Share Issuance by means of any general solicitation or general advertising within the meaning of Regulation D of the Securities Act, including but not limited to any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

(f) No broker, finder or intermediary has been paid or is entitled to a fee or commission from or by the Company in connection with the issuance of the Class A Ordinary Shares to Holder pursuant to Section 2(a) hereof.

(g) The Company understands and acknowledges that Holder is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Company set forth in this Agreement in connection with the transactions contemplated hereby.

6. Disclosure; Exchange Act Filings. As soon as practicable but in no event later than one business day after execution of this Agreement, the Company will file a Current Report on Form 8-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), reporting the material terms of this Agreement and any other material non-public information that Insider or the Company has provided to the Holder at any time prior to the filing of the Form 8-K. Upon the issuance of the Form 8-K (or upon execution hereof if such information has been previously disclosed), Holder shall not be in possession of any material non-public information received from the Company or the Insider. The parties to this Agreement shall cooperate with one another to assure that such disclosure is accurate. The Insider and the Company agree that the name of the Holder shall not be included in any public disclosures related to this Agreement unless required by applicable law, regulation or stock exchange rule.

7. Trust Account. Until the earlier of (a) the consummation of the Business Combination; and (b) the liquidation of the trust account established for the benefit of the Company’s public shareholders in connection with the Company’s initial public offering (the “Trust Account”), the Company will maintain the investment of funds held in the Trust Account in an interest-bearing demand deposit account at a bank. The Company further confirms that it will not utilize any funds from its Trust Account to pay any potential excise taxes that may become due pursuant to the Inflation Reduction Act of 2022 upon a redemption of the Class A Ordinary Shares, including in connection with the Extension and a liquidation of the Company if it does not effect a Business Combination prior to its termination date.

8. Trust Account Waiver. The Holder hereby waives any and all right, title, interest or claim of any kind (“Claim”) in or to any distribution of or from the Trust Account solely with respect to the Class A Ordinary Shares to be issued by the Company pursuant to section 2(a)(ii) of this Agreement. For the avoidance of doubt, nothing in this Agreement shall preclude the Holder from redeeming the Non-Redeemed Shares after the date of the Meeting.

9. Entire Agreement: Amendment. This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and may be amended or modified only by written instrument signed by all parties. The headings in this Agreement are for convenience of reference only and shall not alter or otherwise affect the meaning hereof.

10. Governing Law. This Agreement shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation, inducement to enter and/or performance of this Agreement (whether related to breach of contract, tortious conduct or otherwise and whether now existing or hereafter arising) shall be governed by, and construed in accordance with the law of the State of New York, without regard to the principles of conflicts of laws that would otherwise require the application of the law of any other jurisdiction. Any dispute relating hereto shall be heard in the state or federal courts of the State of New York located in New York County, New York, and the parties agree to jurisdiction and venue therein. THE COMPANY, THE INSIDER AND THE HOLDER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY LAWSUIT, CLAIM, OR OTHER PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.

11. Counterparts. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Delivery of an executed signature page by facsimile or other electronic transmission shall be effective as delivery of a manually signed counterpart of this Agreement.

12. Termination. This Agreement shall become null and void and of no force and effect upon the earliest to occur of: (a) the date of the Meeting, if any of the Non-Redeemed Shares held by the Holder actually redeemed in connection with the Meeting, other than as provided for in Section 1; (b) the mutual written consent of the parties hereto; (c) the effectuation of the Extension and the delivery of the Class A Ordinary Shares to the Holder (provided that Holder’s rights to have the shares issued in the Share Issuance included in the Registration Rights Agreement shall survive such termination); and (d) the failure of the Company’s shareholders to approve the Extension at the Meeting. Notwithstanding any provision in this Agreement to the contrary, the Insider’s obligation to surrender and forfeit the Forfeited Shares to the Company and the Company’s obligation to issue the equivalent amount of Class A Ordinary Shares to the Holder shall only take place immediately prior to, and substantially concurrently with, a Closing.

13. Remedies. Each of the parties hereto acknowledges and agrees that, in the event of any breach of any covenant or agreement contained in this Agreement by another party, money damages may be inadequate with respect to any such breach and the non-breaching party may have no adequate remedy at law. It is accordingly agreed that each of the parties hereto shall be entitled, in addition to any other remedy to which they may be entitled at law or in equity, to seek injunctive relief and/or to compel specific performance to prevent breaches by the other party hereto of any covenant or agreement of such other party contained in this Agreement.

14. Acknowledgement; Waiver. Holder (i) acknowledges that the Insider or the Company may possess or have access to material non-public information which has not been communicated to the Holder; (ii) so long as the Company and the Insider are in compliance with Sections 4(c), 5(c), and 6, as applicable to the Company or the Insider, hereby waives any and all claims, whether at law, in equity or otherwise, that he, she, or it may now have or may hereafter acquire, whether presently known or unknown, against the Insider, the Company or any of their respective officers, directors, employees, agents, affiliates, subsidiaries, successors or assigns relating to any failure to disclose any non-public information in connection with the transaction contemplated by this Agreement, including without limitation, any claims arising under Rule 10b-5 promulgated under the Exchange Act; and (iii) is aware that the Insider and the Company are relying on the truth of the representations set forth in Section 3 of this Agreement and the foregoing acknowledgement and waiver in clauses (i) and (ii) set forth in this section above, respectively, in connection with the transactions contemplated by this Agreement.

15. Binding Effect; Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective legal representatives, successors and permitted assigns. This Agreement shall not be assigned by any party without the prior written consent of the other parties hereto; provided, that no such consent shall be required for any such assignment by Investor to one or more affiliates thereof.

16. Most Favored Nation. In the event the Insider or the Company enters one or more other non-redemption agreements in connection with the Extension (“Other Agreements”) before or after the execution of this Agreement, the Insider and the Company represent that the terms of such Other Agreements will not be materially more favorable to such other investors thereunder than the terms of this Agreement are in respect of the Holder. To avoid doubt, the Company and the Insider acknowledge and agree that a ratio of Non-Redeemed Shares to Class A Ordinary Shares issuable in the Share Issuance in any such Other Agreement in connection with the Extension that is more favorable to such other investors thereunder than such ratio in this Agreement is to the Holder would be materially more favorable to such other investors. In the event that another third party is afforded any such more favorable terms than the Holder, the Insider and the Company shall promptly inform the Holder of such more favorable terms in writing, and the Holder shall have the right to elect to have such more favorable terms included herein, in which case the parties hereto shall promptly amend this Agreement to effect the same.

[Signature Page Follows]

CEMAC SPONSOR LP A Cayman Islands exempted limited partnership

By:	CEMAC Sponsor GP, its General Partner

By:
Name:	Robert Oudhof
Title:	Director

CAPITALWORKS EMERGING MARKETS ACQUISITION CORP

A Cayman Islands exempted company

By:
Name:	Roberta Brzezinski
Title:	Chief Executive Officer

[HOLDER]

By:
Name:
Title:

[Signature Page to Non-Redemption Agreement]

EXHIBIT A

Account	EIN	Address	Class A Ordinary Shares to be Issued in the Share Issuance Each Quarter	Number of Non- Redeemed Class A Ordinary Shares
			[•]	[•]

Total			[•]	[•]

Founder Shares	Number of Forfeited Shares Each Quarter
[•]